EXHIBIT 32

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Intelligent Living Corp(the "Company")  on Form 10-KSB for the period ended May 31, 2007 as filed with the Securities  and Exchange Commission on the date hereof (the  "Report"), I, Michael F. Holloran, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted  pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge: (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities  Exchange Act of 1934; and (2) The information contained in the Report fairly presents,  in all material respects, the financial condition and result of operations of the Company.

                                               /s/ Michael F. Holloran

                                               -------------------

                                               Michael F. Holloran

                                               Chief Executive Officer and

                                               Principal Financial Officer

October 12, 2007

-------------------